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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-192912 on Form S-8 of AMC Entertainment Holdings, Inc. of our report dated March 1, 2016, relating to the financial statements of National CineMedia, LLC, appearing in this Annual Report on Form 10-K of AMC Entertainment Holdings, Inc. for the year ended December 31, 2015.

/s/ Deloitte & Touche LLP

Denver, Colorado
March 8, 2016

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM